Exhibit 99.1

news release

FOR RELEASE AT 6:30 AM ET

JULY 20, 2020 (REMOVE ONCE RELEASED)

Chevron Announces Agreement to Acquire Noble Energy

•	Brings high quality assets to Chevron’s global portfolio

•	Proved reserves to be acquired for under $5 per oil equivalent barrel

•	Delivers $300 million in anticipated annual pre-tax synergies

•	Accretive to ROCE, free cash flow and earnings

SAN RAMON, Calif., July 20, 2020 — Chevron Corporation (NYSE: CVX) announced today that it has entered into a definitive agreement with Noble Energy, Inc. (NASDAQ: NBL) to acquire all of the outstanding shares of Noble Energy in an all-stock transaction valued at $5 billion, or $10.38 per share. Based on Chevron’s closing price on July 17, 2020 and under the terms of the agreement, Noble Energy shareholders will receive 0.1191 shares of Chevron for each Noble Energy share. The total enterprise value, including debt, of the transaction is $13 billion.

The acquisition of Noble Energy provides Chevron with low-cost, proved reserves and attractive undeveloped resources that will enhance an already advantaged upstream portfolio. Noble Energy brings low-capital, cash-generating offshore assets in Israel, strengthening Chevron’s position in the Eastern Mediterranean. Noble Energy also enhances Chevron’s leading U.S. unconventional position with de-risked acreage in the DJ Basin and 92,000 largely contiguous and adjacent acres in the Permian Basin.

“Our strong balance sheet and financial discipline gives us the flexibility to be a buyer of quality assets during these challenging times,” said Chevron Chairman and CEO Michael Wirth. “This is a cost-effective opportunity for Chevron to acquire additional proved reserves and resources. Noble Energy’s multi-asset, high-quality portfolio will enhance geographic diversity, increase capital flexibility, and improve our ability to generate strong cash flow. These assets play to Chevron’s operational strengths, and the transaction underscores our commitment to capital discipline. We look forward to welcoming the Noble Energy team and shareholders to bring together the best of our organizations.”

“This combination is expected to unlock value for shareholders, generating anticipated annual run-rate cost synergies of approximately $300 million before tax, and it is expected to be accretive to free cash flow, earnings, and book returns one year after close,” Wirth concluded.

“The combination with Chevron is a compelling opportunity to join an admired global, diversified energy leader with a top-tier balance sheet and strong shareholder returns,” said David Stover, Noble Energy’s Chairman and CEO. “Over the last few years, we have made significant progress executing our strategic objectives, including driving capital efficiency gains onshore, advancing our offshore conventional gas developments and

MORE

NEWS RELEASE

significantly reducing our cost structure. As we looked to build on this positive momentum, the Noble Energy Board of Directors and management team conducted a thorough process and concluded that this transaction is the best way to maximize value for all Noble Energy shareholders. We look forward to bringing together our highly complementary cultures and teams to realize the long-term value and benefits that this combination will deliver.”

Transaction Benefits

•

Low Cost Acquisition of Proved Reserves and Attractive Undeveloped Resource: Based on Noble Energy’s proved reserves at year-end 2019, this will add approximately 18 percent to Chevron’s year-end 2019 proved oil and gas reserves at an average acquisition cost of less than $5/boe, and almost 7 billion barrels of risked resource for less than $1.50/boe.

•	Strong Strategic Fit: Noble Energy’s assets will enhance Chevron’s portfolio in:

•	U.S. onshore

•	DJ Basin – New unconventional position with competitive returns that can be further developed leveraging Chevron’s proven factory-model approach.

•	Permian Basin – Complementary acreage that enhances Chevron’s strong position in the Delaware Basin.

•	Other – An integrated midstream business and an established position in the Eagle Ford.

•	International

•	Israel – Large-scale, producing Eastern Mediterranean position that diversifies Chevron’s portfolio and is expected to generate strong returns and cash flow with low capital requirements.

•	West Africa – Strong position in Equatorial Guinea with further growth opportunities.

•	Attractive Synergies: The transaction is expected to achieve run-rate operating and other cost synergies of $300 million before-tax within a year of closing.

•

Accretive to Return on Capital Employed, Free Cash Flow, and EPS: Chevron anticipates the transaction to be accretive to ROCE, free cash flow and earnings per share one year after closing, at $40 Brent.

Transaction Details

The acquisition consideration is structured with 100 percent stock utilizing Chevron’s attractive equity currency while maintaining a strong balance sheet. In aggregate, upon closing of the transaction, Chevron will issue approximately 58 million shares of stock. Total enterprise value of $13 billion includes net debt and book value of non-controlling interest.

MORE

NEWS RELEASE

The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in the fourth quarter of 2020. The acquisition is subject to Noble Energy shareholder approval. It is also subject to regulatory approvals and other customary closing conditions.

The transaction price represents a premium of nearly 12% on a 10-day average based on closing stock prices on July 17, 2020. Following closing of the transaction, Noble Energy shareholders will own approximately 3% of the combined company.

Advisors

Credit Suisse Securities (USA) LLC is acting as financial advisor to Chevron. Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal advisor to Chevron. J.P. Morgan Securities LLC is acting as financial advisor to Noble Energy. Vinson & Elkins LLP is acting as legal advisor to Noble Energy.

Conference Call

Chevron will conduct a conference call on Monday, July 20, 2020, at 8:00 a.m. ET to discuss the transaction.

A webcast of the discussion will be available in a listen-only mode to individual investors, media, and other interested parties on Chevron’s website at www.chevron.com under the “Investors” section, or by calling (833) 674-0417 and providing the conference ID 8393646. Additional materials will be available under “Events and Presentations” in the “Investors” section on the Chevron website.

Note for media: Chevron B-roll footage is available at https://chevron.co/broll

About Chevron

Chevron Corporation is one of the world’s leading integrated energy companies. Through its subsidiaries that conduct business worldwide, the company is involved in virtually every facet of the energy industry. Chevron explores for, produces and transports crude oil and natural gas; refines, markets and distributes transportation fuels and lubricants; manufactures and sells petrochemicals and additives; generates power; and develops and deploys technologies that enhance business value in every aspect of the company’s operations. Chevron is based in San Ramon, Calif. More information about Chevron is available at www.chevron.com.

About Noble Energy

Noble Energy is an independent oil and natural gas exploration and production company committed to meeting the world’s growing energy needs and delivering leading returns to shareholders. The Company operates a high-quality portfolio of assets onshore in the United States and offshore in the Eastern Mediterranean and off the west coast of Africa. Founded more than 85 years ago, Noble Energy is guided by its values, its commitment to safety, and respect for stakeholders, communities and the environment. For more information on how the Company fulfills its purpose: Energizing the World, Bettering People’s Lives®, visit www.nblenergy.com.

MORE

NEWS RELEASE

###

Contact:         Braden Reddall         —         +1 925-842-2209

NOTICE

As used in this news release, the term “Chevron” and such terms as “the company,” “the corporation,” “our,” “we” and “us” may refer to Chevron Corporation, one or more of its consolidated subsidiaries, or to all of them taken as a whole. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.

Terms such as “resources” may be used in this news release to describe certain aspects of Chevron’s and Noble Energy’s portfolio and oil and gas properties beyond the proved reserves. For definitions of, and further information regarding, this and other terms, see the “Glossary of Energy and Financial Terms” on pages 54 through 55 of Chevron’s 2019 Supplement to the Annual Report available at chevron.com.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Chevron Corporation (“Chevron”) and Noble Energy, Inc. (“Noble Energy”), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated annual run-rate operating and other cost synergies and anticipated accretion to return on capital employed, free cash flow, and earnings per share), projected financial information, future opportunities, and any other statements regarding Chevron’s and Noble Energy’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Chevron’s and Noble Energy’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Noble Energy stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Chevron’s or Noble Energy’s respective businesses; the effect of this communication on Chevron’s or Noble Energy’s stock prices; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Noble Energy’s control; transaction costs; Chevron’s ability to achieve the benefits from the proposed transaction, including the anticipated annual run-rate operating and other cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Chevron’s ability to promptly, efficiently and effectively

MORE

NEWS RELEASE

integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing crude oil and natural gas prices and demand for our products and production curtailments due to market conditions; crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related government policies and actions; changing economic, regulatory and political environments in the various countries in which the company operates; general domestic and international economic and political conditions; changing refining, marketing and chemicals margins; the company’s ability to realize anticipated cost savings, expenditure reductions and efficiencies associated with enterprise transformation initiatives; actions of competitors or regulators; timing of exploration expenses; timing of crude oil liftings; the competitiveness of alternate-energy sources or product substitutes; technological developments; the results of operations and financial condition of the company’s suppliers, vendors, partners and equity affiliates, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the inability or failure of the company’s joint-venture partners to fund their share of operations and development activities; the potential failure to achieve expected net production from existing and future crude oil and natural gas development projects; potential delays in the development, construction or start-up of planned projects; the potential disruption or interruption of the company’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the company’s control; the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; significant operational, investment or product changes required by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce greenhouse gas emissions; the potential liability resulting from pending or future litigation; the company’s future acquisitions or dispositions of assets or shares or the delay or failure of such transactions to close based on required closing conditions; the potential for gains and losses from asset dispositions or impairments; government-mandated sales, divestitures, recapitalizations, industry-specific taxes, tariffs, sanctions, changes in fiscal terms or restrictions on scope of company operations; foreign currency movements compared with the U.S. dollar; material reductions in corporate liquidity and access to debt markets; the receipt of required Board authorizations to pay future dividends; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; the company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and the factors set forth under the heading “Risk Factors” on pages 18 through 21 of the company’s 2019 Annual Report on Form 10-K and in subsequent filings with the U.S. Securities and Exchange Commission. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Chevron assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction, Chevron expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of Noble Energy After the registration statement is declared effective, Noble Energy will mail a definitive proxy statement/prospectus to stockholders of Noble Energy . This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or Noble Energy may file with the SEC and send to Noble Energy ’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND NOBLE ENERGY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Chevron or Noble Energy through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron will be available free of charge on Chevron’s website at http://www.chevron.com/investors and copies of the documents filed with the SEC by Noble Energy will be available free of charge on Noble Energy’s website at http://investors.nblenergy.com.

MORE

NEWS RELEASE

Chevron and Noble Energy and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Chevron is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 21, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 7, 2020. Information about the directors and executive officers of Noble Energy is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 12, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 10, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

MORE